UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

PACIFIC ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to Second Amended and Restated Credit Agreement

On July 31, 2019, Kinergy Marketing LLC (“Kinergy”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), Pacific Ag. Products, LLC, a wholly-owned subsidiary of Kinergy (“Pacific Ag,” and together with Kinergy, the “Borrowers”) and Wells Fargo Bank, National Association (“Agent”) entered into Amendment No. 2 to Second Amended and Restated Credit Agreement (the “Amendment”) dated July 31, 2019 further amending that certain Second Amended and Restated Credit Agreement (as previously amended, the “Credit Agreement”) dated August 2, 2017, by and among Borrowers, the parties thereto from time to time as lenders and Agent.

The Amendment extends to November 30, 2019 prior credit accommodations that were set to expire September 30, 2019.

Under the Amendment, the parties agreed to maintain, until November 30, 2019 or earlier on ten business days prior notice from Agent (the “Special Period”), the borrowing base under the Credit Agreement at 90% of eligible accounts receivable, plus the lesser of (a) $50,000,000, (b) 80% of eligible inventory, or (c) 95% of the estimated recovery value of eligible inventory.

Through the Special Period, revolving loan amounts outstanding under the Credit Agreement in an aggregate amount equal to the incremental additional amount available as a result of the previously increased borrowing base (the “Special Loan Amount”) will accrue interest at an annual rate equal to the daily three-month LIBOR rate plus the highest applicable margin of 4.0% provided for under the Credit Agreement.

The Amendment also contains customary representations and warranties and other customary terms and conditions

Descriptions of the Credit Agreement are set forth in the Company’s Current Reports on Form 8-K for August 2, 2017 and March 21, 2019 filed with the Securities and Exchange Commission on August 8, 2017 and March 27, 2019, respectively, and are incorporated herein by this reference.

The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 31, 2019, the Borrowers entered into the Amendment dated July 31, 2019 with Agent and the lenders thereunder, as described under Item 1.01 above and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description (#)
10.1	Amendment No. 2 to Second Amended and Restated Credit Agreement dated July 31, 2019 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as lenders and Wells Fargo Bank, National Association (*)
10.2	Amendment No. 1 to Second Amended and Restated Credit Agreement dated March 27, 2019 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as lenders and Wells Fargo Bank, National Association (**)
10.3	Second Amended and Restated Credit Agreement dated August 2, 2017 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as lenders and Wells Fargo Bank, National Association (***)

(*)	Filed herewith.

(**)	Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on March 31, 2019.

(***)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2017.

(#)	All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: August 6, 2019	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel and Secretary